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                                                                    EXHIBIT 21.1
                                                            LIST OF SUBSIDIARIES


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NAME OF SUBSIDIARY                           INCORPORATION STATE
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
Beacon Home Direct, Inc. (d/b/a/
Scotty's  Home Market                        Illinois
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Streamline Mid-Atlantic, Inc.                Delaware
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